EXHIBIT 99.124





                              NORTH VALLEY BANCORP
                           DIRECTOR DEFERRED FEE PLAN

                              NORTH VALLEY BANCORP
                           DIRECTOR DEFERRED FEE PLAN

                                Table of Contents
                                -----------------


                                    ARTICLE 1
                                   DEFINITIONS
                                   -----------

1.1    ANNIVERSARY DATE........................................................1
1.2    BENEFIT ELECTION FORM...................................................1
1.3    CHANGE OF CONTROL.......................................................1
1.4    CODE....................................................................2
1.5    COMPANY.................................................................2
1.6    DEFERRAL ACCOUNT........................................................2
1.7    DEFERRAL ELECTION FORM..................................................2
1.8    DEFERRALS...............................................................2
1.9    DIRECTOR................................................................2
1.10   EFFECTIVE DATE..........................................................2
1.11   EMPLOYER................................................................2
1.12   FEES....................................................................2
1.13   PLAN YEAR...............................................................2
1.14   SECTION 409A............................................................3
1.15   TERMINATION FOR CAUSE...................................................3
1.16   TERMINATION OF SERVICE..................................................3

                                    ARTICLE 2
                                DEFERRAL ELECTION
                                -----------------

2.1    TIMING OF ELECTION......................................................3
2.2    FIRST YEAR OF ELIGIBILITY...............................................3
2.3    ELECTION CHANGES........................................................3
2.4    VALIDITY OF ELECTIONS...................................................4

                                    ARTICLE 3
                                DEFERRAL ACCOUNT
                                ----------------

3.1    ESTABLISHING AND CREDITING..............................................4
3.2    STATEMENT OF ACCOUNTS...................................................4
3.3    ACCOUNTING DEVICE ONLY..................................................4

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                                    ARTICLE 4
                                LIFETIME BENEFITS
                                -----------------

4.1    TERMINATION OF SERVICE BENEFIT..........................................4
4.2    CHANGE OF CONTROL BENEFIT...............................................5
4.3    UNFORESEEABLE EMERGENCY DISTRIBUTION....................................6

                                    ARTICLE 5
                                 DEATH BENEFITS
                                 --------------

5.1    DEATH DURING ACTIVE SERVICE OR AFTER TERMINATION OF SERVICE BUT
       BEFORE PAYMENT OF LIFETIME BENEFIT COMMENCES............................6
5.2    DEATH DURING PAYMENT OF LIFETIME BENEFIT................................6
5.3    DEATH BENEFITS IN ABSENCE OR INADEQUACY OF SPLIT DOLLAR AGREEMENT.......6

                                    ARTICLE 6
                               GENERAL LIMITATIONS
                               -------------------

6.1    TERMINATION FOR CAUSE...................................................7
6.2    SUICIDE OR MISSTATEMENT.................................................7

                                    ARTICLE 7
                          CLAIMS AND REVIEW PROCEDURES
                          ----------------------------

7.1    CLAIMS PROCEDURE........................................................7
7.2    REVIEW PROCEDURE........................................................8

                                    ARTICLE 8
                           AMENDMENTS AND TERMINATION
                           --------------------------

8.1    TERMINATION.............................................................8
8.2    AMENDMENT...............................................................8

                                    ARTICLE 9
                                  MISCELLANEOUS
                                  -------------

9.1    BINDING EFFECT..........................................................9
9.2    NO GUARANTEE OF SERVICE.................................................9
9.3    NON-TRANSFERABILITY.....................................................9
9.4    TAX WITHHOLDING.........................................................9
9.5    APPLICABLE LAW..........................................................9
9.6    UNFUNDED ARRANGEMENT....................................................9
9.7    REORGANIZATION..........................................................9
9.8    ENTIRE AGREEMENT........................................................9

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9.9    ADMINISTRATION..........................................................9
9.10   PROHIBITED ACCELERATION/DISTRIBUTION TIMING............................10
9.11   AGGREGATION OF EMPLOYERS...............................................10
9.12   REIMBURSEMENT OF EXPENSES IN ENFORCING RIGHTS..........................10

EXHIBIT 1.....................................................................11
EXHIBIT 2.....................................................................12
EXHIBIT 3.....................................................................14


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                              NORTH VALLEY BANCORP
                           DIRECTOR DEFERRED FEE PLAN

                              Amended and Restated
                            Effective January 1, 2007

                                     Purpose

         The purpose of this North Valley Bancorp Director Deferred Fee Plan is to provide a deferred fee opportunity to members of the Boards of Directors of North Valley Bancorp and those of its affiliates that participate under this Plan, as set forth in Section 1.11. This Plan is intended to be unfunded for tax purposes and to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, as added by the American Jobs Creation Act of 2004 and the Treasury regulations or any other authoritative guidance issued thereunder.

         This Plan amends and restates the Director Deferred Fee Agreements between North Valley Bank and the directors covered hereunder, as set forth in
Section 1.9, that previously governed the fee deferrals contemplated under this Plan and elected by said directors. All fee deferrals elected by said directors, including deferrals prior to January 1, 2005, are subject to Section 409A (defined below).

                                    Article 1
                                   Definitions

         Whenever used in this Plan, the following words and phrases shall have the meanings specified:

         1.1      "Anniversary Date" means December 31 of each year.

         1.2      "Benefit Election Form" means the Form attached as Exhibit 3.

         1.3 "Change of Control" means the occurrence of any of the following events with respect to the Company or the Employer: (i) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or in response to any other form or report to the regulatory agencies or governmental authorities having jurisdiction over the Company or any stock exchange on which the Company's shares are listed which requires the reporting of a change in control; (ii) any merger, consolidation or reorganization of the Company or the Employer in which the Company or the Employer does not survive; (iii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) of any assets of the Company or the Employer having an aggregate fair market value of fifty percent (50%) of the total value of the assets of the Company or the Employer, reflected in the most recent balance sheet of the Company or the Employer; (iv) a transaction whereby any "person" (as such term is used in the Exchange Act or any individual, corporation, partnership, trust or any other entity) is or becomes the beneficial owner, directly or indirectly, of securities of Employer representing fifty percent (50%) or more of the combined voting power of the Company's or the Employer's

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then outstanding securities; (v) if in any one year period, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new director is approved by a vote of a least three-quarters of the directors then still in office who were directors at the beginning of the period; (iv) a majority of the members of the Board of Directors of the Company in office prior to the happening of any event determines in its sole discretion that as a result of such event there has been a change in control. Notwithstanding the foregoing or anything else contained herein to the contrary, there shall not be a "change of control" for purposes of this Plan if the event which would otherwise come within the meaning of the term "change of control" involves (a) an Employee Stock Ownership Plan or similar plan sponsored by the Company which is the party that acquires "control" or is the principal participant in the transaction constituting a "change of control," as described above; or (b) the merger or consolidation or other restructuring of any Employer with another Employer participating in the Plan; or (c) for purposes of Section 4.2 only, an event that does not constitute a change in control within the meaning of subsection
(a)(2)(A)(v) of Section 409A and any authoritative guidance issued thereunder from time to time by the Internal Revenue Service.

         1.4      "Code" means the Internal Revenue Code of 1986, as amended.

         1.5      "Company" means North Valley Bancorp, and any successor.

         1.6 "Deferral Account" means the Company's accounting of the Director's accumulated Deferrals plus accrued interest.

         1.7      "Deferral Election Form" means the Form attached as Exhibit 2.

         1.8 "Deferrals" means the amount of the Director's Fees which the Director elects to defer according to this Plan.

         1.9 "Director" means any member of the Board of Directors of the Employer who the Employer designates for Plan participation. As of the Effective Date, the participating Directors are as set forth on the attached Exhibit 1.

         1.10     "Effective Date" means January 1, 2007.

         1.11 "Employer" means the Company and any affiliate of the Company that adopts this Plan with the approval of the Company and on whose Board of Directors the Director serves, and any successor.

         1.12     "Fees" means the total fees paid to the Director during a Plan
Year.

         1.13     "Plan Year" means the calendar year.

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         1.14      "Section 409A" means Code section 409A and the Treasury
regulations or other authoritative guidance issued thereunder. Whenever the terms "subject to Section 409A" or "to the extent permitted by Section 409A" (or any such similar reference so as to indicate that a Plan provision is subject to
Section 409A) are used, such terms shall be interpreted to mean that the applicable Plan provision shall be effective only if and to the extent such provision would not trigger penalty taxes or interest under Section 409A.

         1.15     "Termination for Cause" is as described in Article 6.

         1.16 "Termination of Service" means that the Director ceases to be a member of the Employer's Board of Directors for any reason whatsoever other than by reason of a leave of absence, which is approved by the Employer. Notwithstanding the preceding, a Termination of Service shall not include any event that does not qualify as a "Separation from Service" under Section 409A.

                                    Article 2
                                Deferral Election

         2.1 Timing of Election. The Director shall make a deferral election under the Plan by filing with the Company a signed Deferral Election Form within the deadlines established by the Company, provided that, except as provided below, in no event shall such an election be made after the last day of the Plan Year preceding the Plan Year in which the services giving rise to the Fees to be deferred are to be performed.

                  Notwithstanding the preceding, to the extent permitted under
Section 409A, the Company may, in its discretion, permit a Director to make an election to defer Fees which relate all or in part to services performed on or before December 31, 2005, by no later than the earlier of (a) March 15, 2005 or
(b) the date such Fees are otherwise payable to the Director.

                  To the extent permitted under Section 409A, and by the Company, the Director may terminate participation in the Plan or cancel a deferral election under the Plan at any time during the 2005 calendar year.

         2.2 First Year of Eligibility. Notwithstanding the above, if and to the extent permitted by the Company, in the case of the first Plan Year in which a Director becomes eligible to participate in the Plan, the Director may make a deferral election at times other than those permitted above, provided that such election is made no later than thirty (30) days after the date the Director becomes eligible to participate in the Plan. Such election will apply only with respect to Fees attributable to services performed after the date the election is made (including, as permitted under Section 409A, a pro-rated portion of any Fees earned over a period that has already begun at the time of such election).

         2.3 Election Changes. Subject to Section 4.3, a Director may not change his or her deferral election that is in effect for a Plan Year, unless permitted by the Company in compliance with Section 409A.

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         2.4      Validity of Elections. The Company reserves the right to
determine the validity of all deferral elections made under the Plan in accordance with the requirements of applicable law, including Section 409A. If the Company, in its sole discretion, determines that an election is not valid under applicable law, the Company may treat the deferral election as null and void, and cause the Employer to pay Fees to the affected Director without regard to the Director's deferral election. By way of example and not limitation, if the Company determines that a deferral election should have been made at a time that is earlier than the time it is actually made (even if such election would otherwise comply with the terms of the Plan), the Company will have the right to disregard such election and to have the Employer pay the Fees to the affected Director without regard to the Director's deferral election.

                                    Article 3
                                Deferral Account

         3.1 Establishing and Crediting. The Company shall establish a Deferral Account on its books for the Director and shall credit to the Deferral Account the following amounts:

                  3.1.1 Deferrals. The Fees deferred by the Director as of the time the Fees would have otherwise been paid to the Director.

                  3.1.2 Interest. Interest is to be accrued on the account balance based on the 11th District Cost of Funds plus six percent (6%) but in no event shall the rate be lower than eight percent (8%) nor higher than eleven percent (11%). The interest shall be credited on the first business day of the Plan Year, compounded monthly. The interest rate determined as of the first business day of the Plan Year shall be the same rate used for the entirety of the Plan Year.

         3.2 Statement of Accounts. The Company shall provide to the Director, within one hundred twenty (120) days after each Anniversary Date, a statement setting forth the Deferral Account balance.

         3.3 Accounting Device Only. The Deferral Account is solely a device for measuring amounts to be paid under this Plan. The Deferral Account is not a trust fund of any kind. The Director is a general unsecured creditor of the Company for the payment of benefits. The benefits represent the mere Company promise to pay such benefits. The Director's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

                                    Article 4
                                Lifetime Benefits

         4.1 Termination of Service Benefit. Upon Termination of Service for reasons other than death, the Company shall pay to the Director the benefit described in this Section 4.1 in lieu of any other benefit under the Plan.

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                  4.1.1    Amount of Benefit. The benefit under this Section 4.1
         is the Deferral Account balance at the Director's Termination of Service.

                  4.1.2 Payment of Benefit. The Company shall pay the benefit under this Section 4.1 to the Director (i) in a lump sum as soon as practicable following the Director's Termination of Service or (ii) as an annual benefit in twelve (12) equal monthly installments payable over five (5), ten (10), fifteen (15) or twenty (20) years on the first day of each month commencing with the month following the Director's Termination of Service, as irrevocably elected by the Director on the Benefit Election Form (Exhibit 3) submitted to the Company on the later of December 31, 2007 (subject to any Section 409A restrictions on such election) or the date of the Director's initial deferral election under the Plan. If installments are elected, the Company shall credit interest pursuant to Section 3.1.2 on the remaining Deferral Account balance during any applicable installment period. Notwithstanding the preceding, the Director's benefit shall automatically be paid in a lump sum as soon as practicable following the Director's Termination of Service if (i) the Director has failed to timely make an election for the payment of the benefit, or (ii) the value of the Director's Deferral Account as of the date of the Director's Termination of Service is twenty five thousand dollars ($25,000) or less.

         4.2 Change of Control Benefit. If irrevocably elected by the Director on a Benefit Election Form (Exhibit 3) duly completed, executed and submitted to the Company by the later of December 31, 2007 (subject to any Section 409A restrictions on such election) or the date of the Director's initial deferral election under the Plan, the Company shall pay to the Director the benefit described in this Section 4.2.

                  4.2.1 Amount of Benefit. The benefit under this Section 4.2 is the Deferral Account balance at the Change of Control.

                  4.2.2 Payment of Benefit. The Company shall pay the benefit under this Section 4.2 to the Director (i) in a lump sum as soon as practicable following the Change in Control or (ii) as an annual benefit in twelve (12) equal monthly installments payable over five
         (5), ten (10), fifteen (15) or twenty (20) years on the first day of each month commencing with the month following the Change in Control, as irrevocably elected by the Director on the Benefit Election Form (Exhibit 3) submitted to the Company on the later of December 31, 2007 (subject to any Section 409A restrictions on such election) or the date of the Director's initial deferral election under the Plan. If installments are elected, the Company shall credit interest pursuant to
         Section 3.1.2 on the remaining Deferral Account balance during any applicable installment period. Notwithstanding the preceding, if the Director has made the payment election under Section 4.2, the Director's benefit shall automatically be paid in a lump sum as soon as practicable following the Director's Termination of Service if (i) the Director has failed to timely make an election for the form of the benefit, or (ii) the value of the Director's Deferral Account as of the date of the Change in Control is twenty five thousand dollars ($25,000) or less..

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         4.3      Unforeseeable Emergency Distribution. Upon the Company's
determination (following petition by the Director) that the Director has suffered an unforeseeable emergency as described below, the Company shall (i) terminate the then effective deferral election of the Director to the extent permitted under Section 409A, and (ii) distribute to the Director all or a portion of the Deferral Account balance as determined by the Company, but in no event shall the distribution be greater than the amount determined by the Company that is necessary to satisfy the unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which the unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Director's assets (to the extent the liquidation of assets would not itself cause severe financial hardship); provided, however, that such distribution shall be permitted solely to the extent permitted under
Section 409A. For purposes of this Section, "unforeseeable emergency" means a severe financial hardship to the Director resulting from (a) an illness or accident of the Director, the Director's spouse or a dependent (as defined in Code Section 152(a)) of the Director, (b) a loss of the Director's property due to casualty, or (c) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Director, each as determined to exist by the Company.

                                    Article 5
                                 Death Benefits

         5.1 Death During Active Service or After Termination of Service But Before Payment of a Lifetime Benefit Commences. Subject to Section 5.3, if the Director dies prior to the commencement of a lifetime benefit under this Plan, no benefits shall be payable under this Plan. Rather any benefits shall be paid to the Director's beneficiary pursuant to the terms of the Split Dollar Agreement and Endorsement attached hereto as Addendum A.

         5.2 Death During Payment of a Lifetime Benefit. Subject to Section 5.3., if the Director dies after any lifetime benefit payments have commenced under this Plan but before receiving all such payments, no further benefits shall be payable under this Plan. Rather any remaining benefits shall be paid to the Director's beneficiary pursuant to the terms of the Split Dollar Agreement and Endorsement attached hereto as Addendum A.

         5.3 Death Benefits in the Absence or Inadequacy of Split Dollar Agreement. Notwithstanding Sections 5.1 and 5.2, if a Director with respect to whom no Split Dollar Agreement has been entered into dies either prior to or after the commencement of any lifetime benefit payments hereunder, such Director's beneficiary shall receive, in a lump sum as soon as practicable after the Company has been provided with satisfactory proof of the Director's death, an amount equal to the Director's Deferral Account balance or remaining balance, as applicable, at the time of the Director's death. Such Director shall designate his or her beneficiary by filing a written designation with the Company. The Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and accepted by the Company during the Director's lifetime. The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved. If the Director dies

                                       6
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without a valid beneficiary designation, all payments shall be made to the
Director's estate. In addition, if the Director has entered into a Split Dollar Agreement but the proceeds payable thereunder are restricted due to the inadequacy of Net Death Proceeds under the policy(ies) held thereunder (as defined in the Split Dollar Agreement) or are insufficient because the Company has amended or terminated the Split Dollar Agreement without the Director's consent, then any such shortfall shall be paid by the Company in a present value lump sum to the beneficiaries identified under the Split Dollar Agreement, together with additional payments to such beneficiaries to make them whole for any additional income or estate taxes that are payable as a result of the monies being distributed under this Plan rather than under the Split Dollar Agreement; provided, however, that the additional payments for taxes shall only be due if the inadequacy of Net Death Proceeds is caused by the Company's failure to exercise reasonable care to ensure the adequacy of such Net Death Proceeds or is caused by the Company amending or terminating the Split Dollar Agreement without the Director's consent.

                                    Article 6
                               General Limitations

         6.1 Termination for Cause. Notwithstanding any provision of this Plan to the contrary, the Company shall not pay any benefit under this Plan that is in excess of the Director's Deferrals (the interest earned on the Deferral Account) if the Employer terminates the Director's service for:

                  (a) Gross negligence or gross neglect of duties to the Employer;

                  (b) Commission of a felony or of a gross misdemeanor involving moral turpitude in connection with the Director's service with the Employer; or

                  (c) Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Director's service and resulting in an adverse effect on the Employer.

                  A Termination for Cause shall not be deemed to occur if the Termination of Service occurs at any time after a Change in Control.

         6.2 Suicide or Misstatement. Notwithstanding any provision of this Plan to the contrary, the Company shall not pay any death benefit under this Plan exceeding the Deferral Account if the Director commits suicide within two years after entry into this Plan, or if the Director has made any material misstatement of fact on any application for life insurance purchased by the Company.

                                    Article 7
                          Claims and Review Procedures

         7.1 Claims Procedure. The Company shall notify any person or entity that makes a claim against the Agreement (the "Claimant") in writing within 90 days of Claimant's written application for benefits, of his or her eligibility or non-eligibility for benefits under the Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) specific

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reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim and a description of why it is needed and (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

         7.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefit, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present his of her position to the Company verbally or in writing, and the Claimant (or counsel) shall have the tight to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the 60-day period stating specifically the basis of its decision, written in a manner calculated to be understood by the Claimant and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60 days at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    Article 8
                           Amendments and Termination

         8.1 Termination. Although the Company anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that the Company will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, the Company reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of the Directors, by action of its full Board of Directors. The termination of the Plan shall not adversely affect any Director's or beneficiary's right to receive the payment of any benefits under the Plan as of the date of termination, including the right of the Director or beneficiary to be paid Plan benefits accrued through the date of termination in accordance with the Plan terms and the Director's distribution elections in effect at the time of termination.

         8.2 Amendment. The Company may, at any time, amend or modify the Plan in whole or in part, by action of its full Board of Directors; provided, however, that no amendment or modification shall be effective to decrease or restrict the rights of a Director is his or her Deferral Account in existence at the time the amendment or modification is made, including the right to be paid Plan benefits accrued through the date of the amendment or modification in accordance with the Plan terms and the Director's distribution elections in effect at the time of the amendment or modification.

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                                    Article 9
                                  Miscellaneous

         9.1 Binding Effect. This Plan shall bind the Director and the Company and their beneficiaries, survivors, executors, administrators and transferees.

         9.2 No Guarantee of Service. This Plan is not a contract for service. It does not give the Director the right to remain in the service of the Employer, nor does it interfere with the Employer's right to replace the Director. It also does not require the Director to remain in the service of the Employer nor interfere with the Director's right to terminate service at any time.

         9.3 Non-Transferability. Benefits under this Plan cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

         9.4 Tax Withholding. The Employer shall withhold any taxes that are required to be withheld from the benefits provided under this Plan.

         9.5 Applicable Law. The Plan and all rights hereunder shall be governed by the laws of California, except to the extent preempted by the laws of the United States of America.

         9.6 Unfunded Arrangement. The Director and the Director's beneficiary are general unsecured creditors of the Company for the payment of benefits under this Plan. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and the Director's beneficiary have no preferred or secured claim.

         9.7 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Plan. Upon the occurrence of such event, the term "Company" as used in this Plan shall be deemed to refer to the successor or survivor company.

         9.8 Entire Agreement. This Plan constitutes the entire agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Plan other than those specifically set forth herein.

         9.9 Administration. The Company shall have powers which are necessary to administer this Plan, including but not limited to:

                  (a)      Interpreting the provisions of the Plan;

                  (b) Establishing and revising the method of accounting for the Plan;

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                  (c)      Maintaining a record of benefit payments; and

                  (d) Establishing rules and prescribing any forms necessary or desirable to administer the Plan.

         9.10 Prohibited Acceleration/Distribution Timing. This Section shall take precedence over any other provision of the Plan to the contrary. No provision of this Plan shall be followed if following the provision would result in the acceleration of the time or schedule of any payment from the Plan (i) as would require income tax to a Director prior to the date on which the amount is distributable to or on behalf of the Director under Article 4 or 5 or (ii) which would result in penalties to the Director under Section 409A. In addition, if the timing of any distribution election would result in any tax or other penalty (other than ordinarily payable Federal, state or local income or payroll taxes), which tax or penalty can be avoided by payment of the distribution at a later time, then the distribution shall be made (or commence, as the case may be) on (or as soon as practicable after) the first date on which such distributions can be made (or commence) without such tax or penalty. Notwithstanding the generality of the foregoing, if a Director makes an election during 2007 to change the timing or form of benefit payment under the Plan and an event occurs during 2007 that results, under the 2007 election, in a payment hereunder during 2007, the election during 2007 shall be disregarded (and the election in effect as of December 31, 2006 shall control) if following the 2007 election would result in a violation of Section 409A under the IRS transition guidance in effect at the time the 2007 election would otherwise require payments to begin hereunder.

         9.11 Aggregation of Employers. To the extent required under Section 409A, if the Employer is a member of a controlled group of corporations or a group of trades or business under common control (as described in Code ss.414(b) or (c)), all members of the group shall be treated as a single Employer for purposes of whether there has occurred a Termination of Service and for any other purposes under the Plan as Section 409A shall require.

         9.12 Reimbursement of Expenses in Enforcing Rights. All reasonable costs and expenses, including, without limitation, fees and disbursements of actuaries, accountants and counsels incurred by the Director in seeking in good faith to enforce rights pursuant to this Plan shall be paid on behalf of or reimbursed to the Director promptly by the Company. Except in the case of a Change of Control, the Director shall be responsible to reimburse the Company for amounts expended by the Company under this Section if an enforcement action is initiated by the Director hereunder and the Director does not substantially prevail on the merits of such enforcement action. IN WITNESS WHEREOF, a duly authorized Company officer has signed this amended and restated Plan document as of January 1, 2007.

                                       Company:

                                       NORTH VALLEY BANCORP

                                       By  _____________________________________

                                       Title ___________________________________

                                    EXHIBIT 1
                                       TO
                              NORTH VALLEY BANCORP
                           DIRECTOR DEFERRED FEE PLAN


                  Participating Directors as of Effective Date:

                                    EXHIBIT 2
                                       TO
                              NORTH VALLEY BANCORP
                           DIRECTOR DEFERRED FEE PLAN


                            CASH RETAINER/MEETING FEE
                            -------------------------
                             DEFERRAL ELECTION FORM
                             ----------------------


                  Deadline for Completion: December 31, ____*

Please Print in Ink:

PARTICIPANT INFORMATION
-----------------------

Name:                      _____________________________________________________

Social Security Number:    _____________________________________________________

Address:                   _____________________________________________________

                           _____________________________________________________

Telephone Number:          _____________________________________________________


ELECTION TO DEFER
-----------------

I hereby elect to reduce my cash retainer and/or meeting fees to be earned during the above noted calendar year by the percentage(s) and/or amount(s) indicated below.

ELECTION TO DEFER CASH RETAINER
-------------------------------

Cash Retainer Reduction
(Choose any whole percentage
from 0% to 100% or any whole
dollar amount):            _____________________________________________________


ELECTION TO DEFER MEETING FEES
------------------------------

Meeting Fee Reduction
(Choose any whole percentage
from 0% to 100% or any whole
dollar amount):            _____________________________________________________


         I acknowledge that I have been offered an opportunity to participate in the Plan. I will participate in the Plan in accordance with my elections on this form and authorize the Company to make the appropriate deductions (if any) from

__________________________
* Notwithstanding the above-indicated deadline, if you became first eligible to participate in this Plan mid-year, you may elect to defer cash retainer/meeting fee amounts to be earned by you subsequent to your election and during the remainder of the year, as long as the election is made within 30 days after the date you first became eligible to participate.

my cash retainer and/or meeting fees, as indicated on this form. I understand that any cash retainer and/or meeting fee reduction election is subject to all of the applicable terms of the Plan. I acknowledge that the cash retainer and/or meeting fee reduction election made herein, if any, will continue until the end of the above indicated calendar year, unless subsequently changed by me, pursuant to rules contained in the Plan. I hereby acknowledge (a) that my Plan benefits are subject to the claims of the Company's creditors should the Company become bankrupt or insolvent, and (b) that a copy of the Plan document and related Trust Agreement are available to me upon request.


Date:    ___________________                ____________________________________
                                            Signature

                                    EXHIBIT 3
                                       TO
                              NORTH VALLEY BANCORP
                           DIRECTOR DEFERRED FEE PLAN


                              Benefit Election Form

Please Print in Ink:
--------------------

DIRECTOR INFORMATION
--------------------

Name:                      _____________________________________________________

Social Security Number:    _____________________________________________________

Address:                   _____________________________________________________

                           _____________________________________________________

Telephone Number:          _____________________________________________________


I. FORM OF DISTRIBUTION. I REQUEST PAYMENTS UNDER THE PLAN TO BE MADE IN THE FOLLOWING FORMS AND AT THE FOLLOWING TIMES (CHECK ONE UNDER EACH CATEGORY):

         A. Section 4.1 (Normal Retirement). In the event benefit payments become payable to me under Section 4.1 (Normal Retirement), I hereby irrevocably elect that such payments be made to me in the following form:

                  (1) ___ As an annual benefit in twelve (12) equal monthly installments payable over twenty (20) years on the first day of each month commencing with the month following my Termination of Service

                  (2) ____ As an annual benefit in twelve (12) equal monthly installments payable over fifteen (15) years on the first day of each month commencing with the month following my Termination of Service

                  (3) ____ As an annual benefit in twelve (12) equal monthly installments payable over ten (10) years on the first day of each month commencing with the month following my Termination of Service

                  (4) ____ As an annual benefit in twelve (12) equal monthly installments payable over five (5) years on the first day of each month commencing with the month following my Termination of Service

                  (5) ____ As a lump sum form payable as soon as practicable following my Termination of Service

         B. Section 4.2 (Change in Control). In the event benefit payments become payable to me under Section 4.2 (Change in Control), I hereby irrevocably elect that such payments be made to me in the following form:

                  (1) ___ As an annual benefit in twelve (12) equal monthly installments payable over twenty (20) years on the first day of each month commencing with the month following a Change in Control

                  (2) ____ As an annual benefit in twelve (12) equal monthly installments payable over fifteen (15) years on the first day of each month commencing with the month following a Change in Control

                  (3) ____ As an annual benefit in twelve (12) equal monthly installments payable over ten (10) years on the first day of each month commencing with the month following a Change in Control

                  (4) ____ As an annual benefit in twelve (12) equal monthly installments payable over five (5) years on the first day of each month commencing with the month following a Change in Control

                  (5) ____ As a lump sum form payable as soon as practicable following a Change in Control

                  (6) ____ I hereby elect not to have my Plan benefit payable upon a Change in Control, but instead to have my Plan Benefit paid upon the occurrence of a benefit entitlement event (e.g., Termination of Service) occurring later.

II.      BENEFICIARY DESIGNATION
         -----------------------

         I hereby revoke any prior designations of death benefit beneficiary/ies under the Plan, and I hereby designate the following beneficiary/ies to receive any benefit payable on account of my death under the Plan, subject to my right to change this designation and subject to the terms of the Plan:

A.       Primary Beneficiary/ies
         -----------------------

Name, Address,     Relationship to    % of Plan      Date of     Social Security
Phone              Participant        Benefit        Birth       Number
--------------     ---------------    ---------      -------     ---------------

B. Contingent Beneficiary/ies (Will receive indicated portions of Plan benefit if no Primary Beneficiary/ies survive the Participant)

Name, Address,     Relationship to    % of Plan      Date of     Social Security
Phone              Participant        Benefit        Birth       Number
--------------     ---------------    ---------      -------     ---------------





         I recognize that the above beneficiary designation shall be of no force or effect if there is in effect on the date of my death a North Valley Bancorp Split Dollar Agreement.

         I acknowledge that I have been given a copy of the Plan and I agree that the above elections are subject to all of the terms of the Plan.


Date:    ___________________        ____________________________________________
                                    Director's Signature